Exhibit 10.1
Execution Version

FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENT, dated as of July 3, 2020 (this “Amendment”), is made by and among HI-CRUSH INC. (the “Borrower”), the Forbearing Lenders, the Guarantors party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Lender. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement or Forbearance Agreement, as applicable, referred to below. Unless otherwise indicated, all section references in this Amendment refer to the applicable section of the Forbearance Agreement.
PRELIMINARY STATEMENTS
A.    The Borrower, the Lenders and Issuing Lenders party thereto, and the Administrative Agent entered into that certain Credit Agreement, dated as of August 1, 2018 (as amended, amended and restated, supplemented, otherwise modified from time to time, the “Credit Agreement”).
B.    In connection with the Credit Agreement, the Borrower, the Administrative Agent, the Forbearing Lenders and the Guarantors party hereto entered into that certain Forbearance Agreement and Amendment to Credit Agreement dated as of June 22, 2020 (the “Forbearance Agreement”).
C.    Subject to the terms and conditions set forth herein, the parties wish to amend the Forbearance Agreement to extend the Forbearance Termination Date as follows:
Section 1.Amendment. Section 1(a)(i) of the Forbearance is hereby amended by replacing the phrase “11:59 p.m., Houston time on July 5, 2020” therein with the phrase “11:59 p.m., Houston time on July 12, 2020”.
Section 2.    Conditions to Effective Date. This Amendment shall not become effective until the date of satisfaction or waiver of the following conditions (the “Effective Date”):
(a)    The Administrative Agent shall have received from the Credit Parties, the Administrative Agent and the Forbearing Lenders duly executed counterparts of this Amendment; and
(b)    All representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects as of the Effective Date (except to the extent such representations and warranties expressly relating to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on and as of such earlier date).
By their execution hereof, each party to this Amendment acknowledges that the Effective Date is July 3, 2020.
Section 3.    Fees and Expenses. The Credit Parties agree to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and the Forbearing Lenders in connection with this Amendment and any other documents prepared in connection herewith as set forth in Section 9.1 of the Credit Agreement.

Section 4.    Release. Each Credit Party on behalf of itself and its respective successors and assigns hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders, and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which such Credit Party ever had from the beginning of the world, now has or might hereafter have against any such Releasee which concerns, directly or indirectly, the Credit Agreement or any other Credit Document, or any acts or omissions of any such Releasee relating to the Credit Agreement or any other Credit Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Effective Date (the “Released Claims”), provided, that the foregoing shall not release any claims resulting from the gross negligence or willful misconduct of, or breach of this Amendment by, any Releasee as determined by a final non-appealable judgment of a court of competent jurisdiction. The Credit Parties further agree to refrain from commencing, instituting or prosecuting, or supporting any Person that commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any and all Releasees with respect to any and all Released Claims. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the Forbearance Termination Date and the termination of this Amendment, the Credit Agreement and the other Credit Documents.
Section 5.    Representations and Warranties; No Event of Default. Each Credit Party represents and warrants to the Lenders that on and as of the Effective Date, after giving effect to this Amendment, (a) except with respect to the Specified Default, all of the representations and warranties of each Credit Party set forth in Article 4 of the Credit Agreement and in each other Credit Document are true and correct in all material respects, on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (b) other than the Specified Default, there exists no Default or Event of Default, (c) the execution, delivery and performance by each Credit Party of this Amendment does not (i) contravene the terms of any such Credit Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by the Credit Agreement), or require any payment to be made under (x) any contractual requirement to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any law and (d) the Forbearance Termination Date has not occurred.
Section 6.    Reaffirmation. Each Credit Party confirms and agrees that each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Amendment or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by it in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Credit Documents.
Section 7.    Acknowledgement. Each Credit Party acknowledges and agrees that (a) the Specified Default is material in nature and constitutes an Event of Default under the Credit Agreement, and (b) as a result of the occurrence of such Event of Default, the Forbearing Lenders will, subject to the Forbearance Agreement, be entitled to accelerate all Loans owing under the Credit Agreement and to exercise all rights and remedies under the Credit Documents, applicable law or otherwise, so long as the Specified Default is continuing. The Borrower further acknowledges and agrees that the Administrative Agent and

Forbearing Lenders are not in any way agreeing to waive the Specified Default as a result of this Amendment or the performance by the parties of their respective obligations hereunder. Without limiting any other provision of this Amendment, each Credit Party further acknowledges and agrees that during the Forbearance Period and following any Forbearance Termination Event, an Event of Default shall be continuing, and the Credit Parties shall not, and shall not permit any Subsidiary to, take or cause any Person to take any action that is conditioned on no Default or Event of Default existing at the time of, or immediately after giving effect to, the taking of such action. Each Credit Party acknowledges that each Issuing Lender party hereto is hereby electing not to provide any automatic extension with respect to any Letter of Credit providing for an automatic extension. Each Credit Party acknowledges that the Required Lenders are hereby requesting that the Obligations bear interest at the Default Rate upon the occurrence and during the continuance of any Event of Default (including, without limitation, the Specified Default).
Section 8.    Entire Agreement. This Amendment is a Credit Document. This Amendment, the Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Administrative Agent nor any Lender or relative to the subject matter hereof which are not expressly set forth or referred to herein, in the other Credit Documents.
Section 9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.    Submission to Jurisdiction; Waivers; Waivers of Jury Trial. Sections 9.13 and 9.15 of the Credit Agreement are incorporated herein mutatis mutandis.
Section 11.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 12.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
Section 13.    Good Faith Cooperation; Further Assurances. Each of the Credit Parties hereby agrees to execute and deliver from time to time such other documents and take such other actions as may be reasonably necessary in order to effectuate the terms hereof. The parties hereto shall cooperate with each other and with their respective counsel in good faith in connection with any steps required to be taken as part of their respective obligations under this Amendment.
Section 14.    No Third Party Beneficiaries. No Person other than the Borrower, the other Credit Parties, the Agent and the Lenders, and in the case of Section 7 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment and all third-party beneficiary rights (other than the rights of the Releasees under Section 7 hereof) are hereby expressly disclaimed.

Section 15.    Amendments. The provisions of this Amendment, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the express prior written consent of the Borrower, the Administrative Agent and the Forbearing Lenders.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BORROWER:	HI-CRUSH INC.

	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer

Signature Page
First Amendment to Forbearance Agreement

GUARANTORS:
D & I SILICA, LLC.
HI-CRUSH AUGUSTA ACQUISITION CO. LLC
HI-CRUSH AUGUSTA LLC
HI-CRUSH BLAIR LLC
HI-CRUSH CANADA INC.
HI-CRUSH CHAMBERS LLC
HI-CRUSH FINANCE CORP.
HI-CRUSH INVESTMENTS INC.
HI-CRUSH LMS LLC
HI-CRUSH OPERATING LLC
HI-CRUSH PERMIAN SAND LLC
HI-CRUSH PODS LLC
HI-CRUSH RAILROAD LLC
HI-CRUSH WHITEHALL LLC
HI-CRUSH WYEVILLE LLC
PDQ PROPERTIES LLC
FB INDUSTRIES USA INC.
FB LOGISTICS LLC
HI-CRUSH PROPPANTS LLC
HI-CRUSH HOLDINGS LLC
HI-CRUSH RUPERT LLC
HI-CRUSH SERVICES LLC
HI-CRUSH GP LLC
WEST TEXAS GOLDEN SPIKE LLC
BULKTRACER HOLDINGS LLC
BULKTRACER LLC
PROPDISPATCH LLC
PROPPANT LOGISTICS LLC
PRONGHORN LOGISTICS HOLDINGS, LLC
PRONGHORN LOGISTICS, LLC

By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer

Signature Page
First Amendment to Forbearance Agreement

Acknowledged by:
JPMORGAN CASH BANK, N.A., as Administrative Agent

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

JPMORGAN CASH BANK, N.A., as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

Barclays Bank PLC, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

Morgan Stanley Bank, N.A., as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

UBS AG, STAMFORD BRANCH, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

If a second signature is necessary:
By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

ORIGIN BANK, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement

ROYAL BANK OF CANADA, as Forbearing Lender

By:	/s/ Authorized Person
Name:	Authorized Person
Title:	Authorized Officer

Signature Page
First Amendment to Forbearance Agreement